UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 17, 2023

Rumble Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40079	85-1087461
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

444 Gulf of Mexico Drive

Longboat Key, FL 34228
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (941) 210-0196

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RUM	The Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	RUMBW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Information.

On February 17, 2023, Rumble Inc. (the “Company”) filed a petition (the “Petition”) in the Delaware Court of Chancery under Section 205 of the DGCL to resolve potential uncertainty with respect to the Company’s authorized share capital. Such uncertainty was introduced by a recent holding in Garfield v. Boxed, Inc., 2022 WL 17959766 (Del. Ch. Dec. 27, 2022) that potentially affects the Company and many other similarly situated companies that became publicly traded through a special purpose acquisition vehicle (“SPAC”). Out of an abundance of caution, the Company has elected to pursue the remedial actions described below. Concurrently with the filing of the Petition, the Company filed a motion to expedite the hearing on the Petition, which was subsequently granted on February 20, 2023, as described below.

Background

On September 15, 2022, CF Acquisition Corp. VI (“CFVI”), the SPAC predecessor to the Company, held a special meeting of stockholders (the “CFVI Special Meeting”) to approve certain matters relating to the business combination between CFVI and Rumble Inc. One of these matters was a proposal to amend and restate CFVI’s certificate of incorporation in order to, among other things, increase the number of authorized shares of Class A common stock from 160,000,000 to 700,000,000 and to opt out of the separate class vote requirement pursuant to Section 242(b)(2) of the Delaware General Corporation Law (the “DGCL”) (and such proposals, the “Charter Amendment Proposals”). While the Company currently has fewer than 160,000,000 shares of Class A common stock outstanding, the additional authorized shares in excess of 160,000,000 were approved primarily to enable future exchanges of the exchangeable shares held by certain former shareholders of private Rumble in a wholly-owned subsidiary of the Company (none of which have been exchanged to date).

At the CFVI Special Meeting, the Charter Amendment Proposals were approved by a majority of the outstanding shares of Class A common stock and Class B common stock of CFVI as of the record date for the CFVI Special Meeting, voting together as a single class. After the CFVI Special Meeting, CFVI and Rumble Inc. closed the business combination pursuant to which the Company became publicly traded, and the Company’s certificate of incorporation, as amended to give effect to the Charter Amendment Proposals, became effective.

The recent ruling by the Delaware Court of Chancery in the Boxed case introduces uncertainty as to whether Section 242(b)(2) of the DGCL would have required the Charter Amendment Proposals to be approved by separate votes of the majority of CFVI’s then-outstanding shares of Class A common stock and Class B common stock. The Company has been operating with the understanding that the Charter Amendment Proposals were validly approved at the CFVI Special Meeting. In light of this recent ruling, however, to resolve potential uncertainty with respect to the Company’s authorized share capital, the Company has filed a petition in the Delaware Court of Chancery under Section 205 of the DGCL to seek validation of the Charter Amendment Proposals. Section 205 of the DGCL permits the Court of Chancery, in its discretion, to ratify and validate potentially defective corporate acts.

If the Company is not successful in the Section 205 proceeding, the uncertainty with respect to the Company’s authorized capitalization could have a material adverse impact on the Company, including without limitation on the Company’s ability to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and the potential adverse consequences resulting therefrom.

Hearing Date

On February 20, 2023, the Court of Chancery granted the motion to expedite and set a hearing date for the Petition to be heard. The hearing has been set for March 6, 2023 at 11:20 a.m. Eastern Time at the Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801. As required by the Court of Chancery, the Company is filing the Petition with this Current Report on Form 8-K, a copy of which is attached hereto as Exhibit 99.1.

This Form 8-K constitutes notice of the hearing. If any stockholder of the Company wishes to express a position on the Petition, such stockholders of the Company may (i) appear at the hearing or (ii) file a written submission with the Register in Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, referring to the case caption, In re Rumble, Inc., C.A. No. 2023-0210-LWW (Del. Ch.), in advance of the hearing, and any such written submission should be emailed to the Company’s counsel, Ryan D. Stottmann, Morris, Nichols Arsht & Tunnell LLP, at rstottmann@morrisnichols.com.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements contained in this Form 8-K that are not historical facts are forward-looking statements and include, for example, statements with respect the pending Section 205 proceeding referenced above and the ability of the Company to timely file its Annual Report on Form 10-K. Such forward-looking statements involve known and unknown risks and uncertainties, and our actual results could differ materially from future results expressed or implied in these forward-looking statements. The forward-looking statements included in this release are based on our current beliefs and expectations of our management as of the date of this release. These statements are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, our ability to ability obtain the requested relief in the Section 205 proceeding and those additional risks, uncertainties and factors described in more detail under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, and in our other filings with the Securities and Exchange Commission. We do not intend, and, except as required by law, we undertake no obligation, to update any of our forward-looking statements after the issuance of this release to reflect any future events or circumstances. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Petition of Rumble, Inc. Pursuant to 8 Del. C. § 205.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rumble Inc.

Date: February 21, 2023	By:	/s/ Michael J. Ellis
	Name:	Michael J. Ellis
	Title:	General Counsel and Corporate Secretary